                                                                    EXHIBIT 99.1

Alan B. Miller, Esq. (AM 2817)
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------
                                          :
                                          :
         In re                            :        Chapter 11 Case
                                          :
MAIDENFORM WORLDWIDE, INC., ET AL.,       :        No. 97 B 44869 (CB)
                                          :
                  Debtors.                :        (Jointly Administered)
                                          :
------------------------------------------:




                     DEBTORS' APRIL 1999 FINANCIAL REPORTING
                   PACKAGE PURSUANT TO UNITED STATES TRUSTEE'S
                 OPERATING GUIDELINES AND REPORTING REQUIRMENTS

Alan B. Miller, Esq. (AM 2817)
Stephen Karotkin, Esq. (SK 7357)
WEIL, GOTSHAL & MANGES LLP
Attorneys for Debtors and
  Debtors in Possession
767 Fifth Avenue
New York, New York  10153
(212) 310-8000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------
                                          :
                                          :
         In re                            :        Chapter 11 Case
                                          :
MAIDENFORM WORLDWIDE, INC., ET AL.,       :        No. 97 B 44869 (CB)
                                          :
                  Debtors.                :        (Jointly Administered)
                                          :
------------------------------------------:



                  VERIFICATION OF DEBTORS' APRIL 1999 FINANCIAL
                   REPORTING PACKAGE PURSUANT TO UNITED STATES
            TRUSTEE'S OPERATING GUIDELINES AND REPORTING REQUIRMENTS


         The undersigned, having reviewed the attached report and assisted in its preparation and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.




DATE: June 8, 1999                         BY: /s/ Frank Stull
      ------------                             ------------------
                                               Mr. Frank Stull
                                               Chief Financial Officer

                                  CONFIDENTIAL
                                  ------------









                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES


                     APRIL 1999 FINANCIAL REPORTING PACKAGE

                        April Financial Reporting Package

                                    Contents






SCHEDULE                                                PAGE

April 1999 Month and Y-T-D
         -Income Statement                               1-2
         -Balance Sheet                                    3
         -Cash Flow Statement                              4

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                        APRIL 1999 MONTH INCOME STATEMENT
                                 (in thousands)

                                                     ACTUAL
                                                    --------
                 Net sales
                    Wholesale                       $ 13,947
                    Retail                             4,055
                                                    --------
                    Total                             18,002
                 Cost of sales                        11,112
                                                    --------

                 Gross profit                          6,890
                    %                                   38.3%
                 Operating expenses
                    Advertising                          491
                    Coop - advertising                   277
                                                    --------
                    Subtotal                             768
                    Design                               337
                    General and administrative         1,271
                    Selling                            1,203
                    Selling - Retail                   1,598
                    Distribution                         934
                                                    --------
                    Total                              6,111
                                                    --------

                 Income (Loss) before
                    interest and taxes (EBIT)            779
                 Interest expense                        511
                 Reorganization cost                     235
                                                    --------
                 Pretax loss                              33
                 Taxes                                    50
                                                    --------
                 Net loss                           $    (17)
                                                    ========

                 EBIT                               $    779
                 Depreciation                            366
                                                    --------

                 EBITDAR                            $  1,145
                                                    ========

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                         APRIL 1999 YTD INCOME STATEMENT
                                 (in thousands)

                                                     ACTUAL
                                                    --------
                 Net sales
                    Wholesale                       $ 51,114
                    Retail                            13,399
                                                    --------
                    Total                             64,513
                 Cost of sales                        42,171
                                                    --------

                 Gross profit                         22,342
                    %                                   34.6%
                 Operating expenses
                    Advertising                        2,881
                    Coop - advertising                 1,474
                                                    --------
                    Subtotal                           4,355
                    Design                             1,399
                    General and administrative         5,149
                    Selling                            4,734
                    Selling - Retail                   6,182
                    Distribution                       3,730
                                                    --------
                    Total                             25,549
                                                    --------

                 Income (loss) before
                    interest and taxes (EBIT)         (3,207)
                 Interest expense                      1,909
                 Reorganization cost                     755
                                                    --------
                 Pretax loss                          (5,871)
                 Taxes                                   225
                                                    --------
                 Net loss                           $ (6,096)
                                                    ========

                 EBIT                               $ (3,207)
                 Depreciation                          1,464
                                                    --------

                 EBITDAR                            $ (1,743)
                                                    ========

                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                    BALANCE SHEETS FOR THE PERIODS INDICATED
                                 (in thousands)

                                                            AS OF
                                                        APRIL 27, 1999
                                                        --------------

                                                            ACTUAL
                                                          ---------
            ASSETS
            Current assets
               Cash and cash equivalents                  $   3,050
               Accounts receivable, net                      23,524
               Inventories, net                              69,146
               Other current assets                           1,091
               Insurance receivable                           1,397
                                                          ---------
                      Total current assets                   98,208
            Property, plant & equipment, net                 36,925
            Other assets                                      4,192
                                                          ---------
               TOTAL ASSETS                               $ 139,325
                                                          =========

            LIABILITIES
            Current liabilities
               Liabilities not subject to compromise
                Current Liabilities:
                  Accounts payable                        $   9,828
                  Accrued expenses                           14,596
                  Cash collateral loan                       29,637
                  Revolver                                   27,558
                                                          ---------
                       Total current liabilities             81,619
               Liabilities subject to compromise            215,230
               Other liabilities                              1,968
                                                          ---------
               TOTAL LIABILITIES                            298,817
                                                          ---------

            EQUITY

            Stock                                                 5
            Paid in capital                                  40,899
            Accumulated deficit                            (194,052)
            Minimum Pension Liability                          (248)
            Year to date loss                                (6,096)
                                                          ---------
               TOTAL DEFICIT                               (159,492)
                                                          ---------
                       TOTAL LIABILITIES AND DEFICIT      $ 139,325
                                                          =========

                    MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                     APRIL 1999 YTD STATEMENT OF CASH FLOWS
                                 (in thousands)


                                                                      ACTUAL
                                                                     --------
OPERATING ACTIVITIES
Net loss                                                             $ (6,096)
Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation and amortization                                       1,464
    Pension Expense                                                       400
   Changes in operating assets and liabilities:
    Decrease in accounts receivable, net                                 (400)
    Increase in inventories, net                                       (8,916)
    Decrease in prepaid expenses and other                              2,505
    Decrease in accounts payable, accrued expenses,
    taxes and sundry liabilities                                       (4,532)
                                                                     --------
Net cash in operating activities                                      (15,575)
                                                                     --------


INVESTING ACTIVITIES
Proceeds from sale of Luker Rd. facility                                1,085
Additions to property, plant and equipment (Net)                       (2,509)
                                                                     --------
Net cash used in investing activities                                  (1,424)
                                                                     --------


FINANCING ACTIVITIES
Net borrowings under revolving credit loan                             15,584
                                                                     --------
Net cash provided by financing activities                              15,584
                                                                     --------


Decrease in cash                                                       (1,415)
Cash and Cash Equivalents at beginning of year                          4,465
                                                                     --------
Cash and Cash Equivalents at end of period                           $  3,050
                                                                     ========